[LETTERHEAD OF SUNTRUST MORTGAGE, INC.]




MANAGEMENT'S ASSERTION ON COMPLIANCE WITH REGULATION AB CRITERIA

SunTrust Mortgage, Inc. (the "Asserting Party") is responsible for assessing compliance as of and for the year ended December 31, 2006 (the "Reporting Period") with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations (the "CFR"), as set forth in Appendix A hereto in connection with the servicing of the asset-backed securitizations backed by residential mortgage loans serviced by the Asserting Party (the "Applicable Servicing Criteria"). This report covers all residential mortgage loan securitization transactions occurring after December 31, 2005 (the "Platform").

The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for the Reporting period and has identified three material instances of noncompliance with servicing criteria set forth in Section 229.1122(d)(1)(i),
Section 229.1122(d)(2)(i), and Section 229.1122(d)(2)(iv), respectively, of the CFR with respect to the Platform. Specifically, for the period from January 1, 2006 through December 31, 2006 the Asserting Party (a) did not institute policies and procedures to monitor any performance or other triggers and events of default in accordance with the transaction agreements, (b) did not process payments into the appropriate custodial bank accounts within two business days of receipt or per the related transaction agreement, and (c) did not establish separately maintained custodial accounts in accordance with the applicable transaction agreements. The Asserting Party has further concluded that, with the exception of the aforementioned material instances of noncompliance, the Asserting Party has complied, in all material respects, with the Applicable
Servicing Criteria as of December 31, 2006 and for the period from January 1, 2006 through December 31, 2006.

Pricewaterhouse Coopers LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria for the Reporting Period.

SunTrust Mortgage, Inc.

/s/ John R. Purcell, Jr.


John R. Purcell, Jr.
Senior Vice President- Manager, Servicing Division

Dated:  February 27, 2007




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                               APPENDIX A

--------------------------------------------------------------- ---------------------------- --------------
                                                                                             INAPPLICABLE
                                                                        APPLICABLE             SERVICING
                             SERVICING CRITERIA                     SERVICING CRITERIA         CRITERIA
---------------- ---------------------------------------------- --------------- ------------ --------------
                                                                                PERFORMED
                                                                                    BY
                                                                                VENDOR(S)
                                                                                 FOR WHICH
                                                                                 SUNTRUST
                                                                  PERFORMED      MORTGAGE,
                                                                   DIRECTLY       INC. IS
                                                                      BY            THE
                                                                   SUNTRUST     RESPONSIBLE
  REFERENCE                       CRITERIA                         MORTGAGE, INC.     PARTY
---------------- ---------------------------------------------- --------------- ------------ --------------
                       GENERAL SERVICING CONSIDERATIONS
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(1)(i)    Policies and  procedures are instituted to A monitor
                 any  performance  or other  triggers  and  events of
                 default   in   accordance   with   the   transaction
                 agreements.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(1)(ii)   If any material servicing activities are             A
                 outsourced to third parties, policies and
                 procedures are instituted to monitor the
                 third party's performance and compliance
                 with such servicing activities.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(1)(iii)  Any requirements in the transaction                                               A
                 agreements to maintain a back-up servicer
                 for the mortgage loans are maintained.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(1)(iv)   A fidelity bond and errors and omissions             A
                 policy is in effect on the party
                 participating in the servicing function
                 throughout the reporting period in the
                 amount of coverage required by and otherwise
                 in accordance with the terms of the
                 transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
                      CASH COLLECTION AND ADMINISTRATION
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(2)(i)    Payments on mortgage loans are deposited                                        A(2)
                 into the appropriate custodial bank accounts        A(1)
                 and related bank clearing accounts no more
                 than two business days following receipt, or
                 such other number of days specified in the
                 transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(2)(ii)   Disbursements made via wire transfer on              A
                 behalf of an obligor or to an investor are
                 made only by authorized personnel.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(2)(iii)  Advances of funds or guarantees regarding            A
                 collections, cash flows or distributions,
                 and any interest or other fees charged for
                 such advances, are made, reviewed and
                 approved as specified in the transaction
                 agreements.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
                 The related accounts for the transaction,            A
                 such as cash reserve accounts or accounts
                 established as a form of
                 overcollateralization, are separately
                 maintained (e.g., with respect to
                 commingling of cash) as set forth in the
1122(d)(2)(iv) transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(2)(v)    Each custodial account is maintained at a            A
                 federally insured depository institution as
                 set forth in the transaction agreements. For
                 purposes of this criterion, "federally
                 insured depository institution" with respect
                 to a foreign financial institution means a
                 foreign financial institution that meets the
                 requirements of Rule 13k-1(b)(1) of the
                 Securities Exchange Act.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(2)(vi)   Unissued checks are safeguarded so as to             A
                 prevent unauthorized access.
---------------- ---------------------------------------------- --------------- ------------ --------------
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A1  THE ASSERTING PARTY IS RESPONSIBLE FOR THIS CRITERIA EXCEPT AS IT PERTAINS TO LOCKBOX PAYMENTS.
A2    ANOTHER PARTY IS RESPONSIBLE FOR THE LOCKBOX PAYMENTS COMPONENT OF THIS CRITERION.



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---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(2)(vii)  Reconciliations are prepared on a monthly            A
                 basis for all asset-backed securities
                 related bank accounts, including custodial
                 accounts and related bank clearing accounts.
                 These reconciliations are (A) mathematically
                 accurate; (B) prepared within 30 calendar
                 days after the bank statement cutoff date,
                 or such other number of days specified in
                 the transaction agreements; (C) reviewed and
                 approved by someone other than the person
                 who prepared the reconciliation; and (D)
                 contain explanations for reconciling items.
                 These reconciling items are resolved within
                 90 calendar days of their original
                 identification, or such other number of days
                 specified in the transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
                      INVESTOR REMITTANCES AND REPORTING
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(3)(i)    Reports to investors, including those to be          A
                 filed with the Commission, are maintained in
                 accordance with the transaction agreements
                 and applicable Commission requirements.
                 Specifically, such reports (A) are prepared
                 in accordance with timeframes and other
                 terms set forth in the transaction
                 agreements; (B) provide information
                 calculated in accordance with the terms
                 specified in the transaction agreements; (C)
                 are filed with the Commission as required by
                 its rules and regulations; and (D) agree
                 with investors' or the trustee's records as
                 to the total unpaid principal balance and
                 number of mortgage loans serviced by the
                 Servicer.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(3)(ii)   Amounts due to investors are allocated and           A
                 remitted in accordance with timeframes,
                 distribution priority and other terms set
                 forth in the transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
                 Disbursements made to an investor are posted         A
                 within two business days to the Servicer's
                 investor records, or such other number of
1122(d)(3)(iii) days specified in the transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
                 Amounts remitted to investors per the                A
                 investor reports agree with cancelled
                 checks, or other form of payment, or
1122(d)(3)(iv) custodial bank statements.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
                           POOL ASSET ADMINISTRATION
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(4)(i)    Collateral or security on mortgage loans is                                       A
                 maintained as required by the transaction
                 agreements or related mortgage loan
                 documents.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
                 Mortgage loan and related documents are
                 safeguarded as required by the transaction                                        A
1122(d)(4)(ii)   agreements
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(4)(iii)  Any additions, removals or substitutions to          A
                 the asset pool are made, reviewed and
                 approved in accordance with any conditions
                 or requirements in the transaction
                 agreements.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(4)(iv)   Payments on mortgage loans, including any            A
                 payoffs, made in accordance with the related
                 mortgage loan documents are posted to the
                 Servicer's obligor records maintained no
                 more than two business days after receipt,
                 or such other number of days specified in
                 the transaction agreements, and allocated to
                 principal, interest or other items (e.g.,
                 escrow) in accordance with the related
                 mortgage loan documents.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(4)(v)    The Servicer's records regarding the                 A
                 mortgage loans agree with the Servicer's
                 records with respect to an obligor's unpaid
                 principal balance.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(4)(vi)   Changes  with respect to the terms or status A of an
                 obligor's  mortgage loans (e.g., loan  modifications
                 or  re-agings)  are made,  reviewed  and approved by
                 authorized   personnel   in   accordance   with  the
                 transaction   agreements   and  related  pool  asset
                 documents.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(4)(vii)  Loss mitigation or recovery actions (e.g.,           A
                 forbearance plans, modifications and deeds
                 in lieu of foreclosure, foreclosures and
                 repossessions, as applicable) are initiated,
                 conducted and concluded in accordance with
                 the timeframes or other requirements
                 established by the transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(4)(viii) Records documenting collection efforts are           A
                 maintained during the period a mortgage loan
                 is delinquent in accordance with the
                 transaction agreements. Such records are
                 maintained on at least a monthly basis, or
                 such other period specified in the
                 transaction agreements, and describe the
                 entity's activities in monitoring delinquent
                 mortgage loans including, for example, phone
                 calls, letters and payment rescheduling
                 plans in cases where delinquency is deemed
                 temporary (e.g., illness or unemployment).
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(4)(ix)   Adjustments to interest rates or rates of            A
                 return for mortgage loans with variable
                 rates are computed based on the related
                 mortgage loan documents.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(4)(x)    Regarding any funds held in trust for an             A
                 obligor (such as escrow accounts): (A) such
                 funds are analyzed, in accordance with the
                 obligor's mortgage loan documents, on at
                 least an annual basis, or such other period
                 specified in the transaction agreements; (B)
                 interest on such funds is paid, or credited,
                 to obligors in accordance with applicable
                 mortgage loan documents and state laws; and
                 (C) such funds are returned to the obligor
                 within 30 calendar days of full repayment of
                 the related mortgage loans, or such other
                 number of days specified in the transaction
                 agreements.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(4)(xi)   Payments made on behalf of an obligor (such
                 as tax or insurance payments) are made on or
                 before the related penalty or expiration
                 dates, as indicated on the appropriate bills        A(3)
                 or notices for such payments, provided that
                 such support has been received by the
                 Servicer at least 30 calendar days prior to
                 these  dates,  or such  other  number  of days  A(4)
                 specified in the transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(4)(xii)  Any late payment penalties in connection             A
                 with any payment to be made on behalf of an
                 obligor are paid from the Servicer's funds
                 and not charged to the obligor, unless the
                 late payment was due to the obligor's error
                 or omission.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
                 Disbursements  made on  behalf  of an  obligor A are
                 posted  within two  business  days to the  obligor's
                 records  maintained by the  Servicer,  or such other
                 number of days
1122(d)(4)(xiii) specified in the transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
1122(d)(4)(xiv)  Delinquencies,   charge-offs  and   uncollectible  A
                 accounts are  recognized  and recorded in accordance
                 with the transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ --------------
---------------- ---------------------------------------------- --------------- ------------ --------------
                 Any external enhancement or other support,
                 identified in Item 1114(a)(1) through (3) or
                 Item 1115 of Regulation AB, is maintained as                                      A
1122(d)(4)(xv)   set forth in the transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ --------------
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A3  THE ASSERTING PARTY IS RESPONSIBLE FOR THIS CRITERIA EXCEPT AS IT PERTAINS TO INSURANCE PAYMENTS.
 A4   ANOTHER PARTY IS RESPONSIBLE FOR THE INSURANCE PAYMENTS COMPONENT OF THIS CRITERION.
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